UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-05983

The New Germany Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2014

ITEM 1.	REPORT TO STOCKHOLDERS

SUMMARY OF GENERAL INFORMATION

THE FUND

The New Germany Fund, Inc. (the "Fund") is a diversified, actively-managed closed-end fund listed on the New York Stock Exchange under the symbol "GF." The Fund seeks long-term capital appreciation primarily through investment in middle-market German equities. It is advised and administered by wholly owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published weekly in the New York Stock Exchange Composite Transactions section of certain newspapers. Net asset value and market price information are published each Saturday in Barron's and other newspapers in a table called "Closed End Funds." Daily information on the Fund's net asset value is available from NASDAQ (symbol XGFNX). It is also available by calling: 1-800-349-4281 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our web site: deutschefunds.com.

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the Deutsche Bank Group:

•  The New Germany Fund, Inc.—investing primarily in equity

or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

•  The European Equity Fund, Inc.—investing primarily in equity or equity-linked securities of companies domiciled in countries that are members of the European Union (with normally at least 80% in securities of issuers in such countries).

•  The Central Europe, Russia and Turkey Fund, Inc.—investing primarily in equity or equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey (with normally at least 80% in securities of issuers in such countries).

Please consult your broker for advice on any of the above or call 1-800-349-4281 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.) for shareholder reports.

The New Germany Fund, Inc. is diversified, but primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

The New Germany Fund, Inc.

Semi-Annual Report

June 30, 2014

The New Germany
Fund, Inc.
LETTER TO THE SHAREHOLDERS

Dear Shareholder,

For the six months ended June 30, 2014, the New Germany Fund's total return in U.S. dollars (USD) was 2.64% based on net asset value ("NAV") and -2.38% based on market price. During the same period, the total return of the Fund's benchmark, the Midcap Market Performance Index, was 2.76%.1

Following a robust start to 2014 for the German economy, investors' current focus is predominantly centered on general domestic conditions such as the labor market situation and the consumer's willingness to spend.

Consumer confidence in Germany, as measured by the German Consumer Confidence Index ("Gfk") survey, mirrors the aggregate opinion and sentiment of private households concerning their financial and economic situation, unemployment expectations and savings in the coming 12 months.2 In the second quarter, the index increased once again, continuing an upward trend that has been intact since the end of 2012. Economic expectations sharply increased and reached a three-year high, while unemployment concerns steadily decreased and reached a three-year low. In line with higher confidence regarding employment and inflation, the willingness to buy significantly increased.

Consumer spending was partly stimulated by the European Central Bank's ("ECB") decision to cut its key interest rate to 0.15 percent and by its introduction of a penalty rate on bank deposits placed with the central bank. In contrast, income expectations among Germans remained almost flat over the second half of the semi-annual period, but maintained their high level due to the continued positive labor market situation and collective wage agreements. Consumption will continue to be a key pillar of the German economy, and is expected to comprise almost 60% of Gross Domestic Product (GDP).3 We remain optimistic regarding the German consumer, as the trends in wages, employment, price inflation and interest rate levels continue to support private consumption.

In contrast to the consumer, German corporate macroeconomic indicators were not as consistent. After the German Purchasing Managers Index ("PMI") rose in February to its highest level since May 2011, its continued development rather resembled a zigzag movement than a clear trend.4 At its current level, however, the PMI is well above the expansion level and demonstrates a significant increase since last year.

The German business climate index published by the Ifo Institute reveals a similar pattern.5 After reaching a high in February, the index moved sideways, reflecting a continued positive assessment of the current business situation but a less optimistic view on future business developments. In particular, German business fears the impact of the ongoing crisis in Russia/Ukraine, which should have repercussions for the German consumer.

The current business situation is also reflected in industrial orders. Over the past six months, manufacturing orders increased year-over-year but some momentum was lost in recent months. As in previous periods, producer prices decreased year-over-year in May, mainly due to energy pricing. On the macro level, the German economy continued its growth path in the year's first half. Positive contributions were primarily made by domestic demand, while foreign trade subtracted from growth. Exports, the traditional backbone of the German economy, suffered from weakness in the country's trading partners.

The Fund's discount to NAV averaged 9.99% for the six months ended June 30, 2014, compared with a discount of 10.75% for the same period a year earlier.

For additional information about the Fund including performance, dividends, presentations, press releases,

market updates, daily NAV and shareholder reports, please visit deutschefunds.com

 LETTER TO THE SHAREHOLDERS (continued)

On July 28, 2014, the Fund announced that the Board of Directors had approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 1,550,000 shares during the period from August 1, 2014 through July 31, 2015.

The Fund also announced that the Board of Directors had adopted a new Discount Management Program whereby the Fund will initiate one contingent tender offer during the period from August 1, 2014 through July 31, 2015 for 5% of the Fund's shares outstanding at 98% of NAV. The terms of the Discount Management Program require the Fund to conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during a 15-week measurement period that has been determined by the Board of Directors. A press release will be issued after the end of the Fund's measurement period detailing the measurement period dates and results.

Economic Outlook

For 2014, we expect a continuing recovery across G4 countries, with global GDP growth of 3.4%.6 Despite deeper economic impacts than expected from weather-related factors and the subsequent small downward revision of our growth expectations, recent economic data from the U.S. have begun to firm. We are thus of the opinion that the U.S. will remain in the lead of economic growth and that the Eurozone will follow with a return to positive GDP growth of approximately 1.0%. We expect the cyclical recovery to gain further speed in the course of the year, although at a varying pace throughout the Euro area. While Spain has already shown a remarkable improvement in competitiveness, domestic demand and foreign direct investments, Italy and France still must introduce further measures, e.g., cutting corporate taxes. Again, Germany seems to be guiding the Eurozone out of the crisis, with its economic growth being increasingly driven by domestic demand. Preconditions for stronger growth in the Eurozone will continue to be the creation of a better functioning credit channel. The April lending survey showed that small- and medium-sized companies assessed the availability of bank loans as less negative than previously anticipated. Whether the ECB's decision regarding negative deposit rates will further stimulate the desired behavior remains to be seen.

While global and European growth is forecast to be above last year's levels, many leading indicators have already started to decline. With that in mind, and given the recent lack of momentum in German production and export volumes, we have reduced our exposure to industrials. On the other hand, we have positioned for a strong German consumer through a higher weight in German residential stocks, an overweight in selected retail stocks and a focus on media stocks.

Finally, after some progress in the Russia/Ukraine political crisis over the last few months, the situation recently escalated with the tragic downing of a civil airliner. The EU and the U.S. took a step towards level-three sanctions, which marks a turning point in the dispute. The sanctions' time horizon and Russia's reaction will be decisive for a further escalation or a potential de-escalation. We will watch the situation closely for risks to the downside.

Sincerely,

Christian Strenger Chairman	Philipp Schweneke Portfolio Manager	Brian Binder President and Chief Executive Officer

For additional information about the Fund including performance, dividends, presentations, press releases,

market updates, daily NAV and shareholder reports, please visit deutschefunds.com

LETTER TO THE SHAREHOLDERS (continued)

The views expressed in the preceding discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1  The Midcap Market Performance Index is a total-return index that is composed of various mid-cap securities across all sectors of the MDAX and TecDAX. The MDAX is a total-rate-of-return index of 50 mid-cap issues that rank below the DAX. The DAX is a total-rate-of-return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. The TecDAX is a total-return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the DAX. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the Midcap Market Performance index.

2  The German Consumer Confidence Index ("GfK") is a composite of information extracted from a monthly survey of more than 2,000 consumer interviews about personal spending patterns, inflationary expectations and opinions about the economic outlook. The survey is conducted by the GfK, a market research organization, on behalf of the European Union ("EU") commission.

3  Gross domestic product (GDP) is the monetary value of goods and services produced within a country's borders in a specific time frame.

4  The Purchasing Managers Index (PMI) — Maintained by the Institute for Supply Management (ISM), it is a composite of information extracted from survey responses of more than 400 purchasing managers selected for their geographic and industry diversification. The surveys measure responses to topics such as production levels, new orders from customers, supplier deliveries, inventories and employment levels.

5  The Ifo Business Climate Index is a monthly survey that measures the business climate in Germany.

6  G4 countries are a group of four countries — India, Brazil, Japan and Germany — who support each other's bid for a seat on the United Nations Security Council.

For additional information about the Fund including performance, dividends, presentations, press releases,

market updates, daily NAV and shareholder reports, please visit deutschefunds.com

PERFORMANCE SUMMARY AS OF JUNE 30, 2014 (unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit deutschefunds.com for the New Germany Fund's (the "Fund") most recent performance.

TOTAL RETURNS:

	For the six months ended June 30,	For the years ended December 31,
	2014(b)	2013	2012	2011	2010	2009
Net Asset Value(a)	2.64%	50.59%	30.58%	(18.52)%	23.40%	45.22%
Market Value(a)	(2.38)%	58.27%	32.02%	(18.89)%	32.21%	52.07%
Benchmark(c)	2.76%	46.14%	33.61%	(16.54)%	18.42%	42.33%

(a)  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the six months ended June 30, 2014 was 1.10%.
(b)  Total returns shown for the six-month period are not annualized.
(c)  Represents the Midcap Market Performance Index.*

  *  The Midcap Market Performance Index is a total-return index that is composed of various mid-cap securities across all sectors of the MDAX and TecDAX. The MDAX is a total-rate-of-return index of 50 mid-cap issues that rank below the DAX. The DAX is the total-rate-of-return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. The TecDAX is a total-return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the DAX.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the Midcap Market Performance Index.

Investments in funds involve risks, including the loss of principal.

This Fund is diversified, but primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above net asset value.

The Fund elected to be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz) (the "Act") for the fiscal year ended December 31, 2013 and intends to elect to be subject to the Act for the fiscal year ending December 31, 2014. This election allows investors based in Germany to invest in the Fund without adverse tax consequences.

FUND FACTS AND DIVIDEND AND CAP GAIN DISTRIBUTIONS AS OF JUNE 30, 2014 (unaudited)

FUND FACTS:

Net Assets	$321,101,961
Shares Outstanding	15,349,160
Net Asset Value (NAV) Per Share	$20.92

OTHER INFORMATION:

NYSE Ticker Symbol	GF
NASDAQ Symbol	XGFNX
Dividend Reinvestment Plan	Yes
Voluntary Cash Purchase Program	Yes
Annualized Expense Ratio (6/30/14)	1.10%

Fund statistics and expense ratio are subject to change.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

Record Date	Payable Date	Ordinary Income	ST Capital Gain	LT Capital Gain	Total Distribution
05/19/14	06/20/14	$0.0000	$0.2415	$0.5610	$0.8025
12/31/13	01/31/14*	$0.3280	$0.8038	$3.3492	$4.4810
12/31/12	01/28/13*	$0.6334	$0.0000	$0.0000	$0.6334
12/30/11	01/27/12*	$0.5454	$0.0000	$0.0000	$0.5454
05/19/11	05/31/11	$0.0400	$0.0000	$0.0000	$0.0400
12/31/10	01/28/11*	$0.0650	$0.0000	$0.0000	$0.0650
04/30/10	05/10/10	$0.0535	$0.0000	$0.0000	$0.0535
12/31/09	01/28/10*	$0.1601	$0.0000	$0.0000	$0.1601
05/04/09	05/14/09	$0.0176	$0.0000	$0.0000	$0.0176
12/15/08	12/31/08	$0.1274	$0.0000	$0.0000	$0.1274
05/06/08	05/15/08	$0.0594	$0.0000	$0.0000	$0.0594
12/21/07	01/10/08*	$0.2550	$0.0000	$0.0000	$0.2550
05/03/07	05/15/07	$0.3400	$0.0000	$0.0000	$0.3400
12/21/06	12/28/06	$0.0550	$0.0000	$0.0000	$0.0550
05/05/06	05/15/06	$0.1500	$0.0000	$0.0000	$0.1500
12/22/05	12/30/05	$0.4100	$0.0000	$0.0000	$0.4100
05/19/05	05/27/05	$0.1400	$0.0000	$0.0000	$0.1400
12/22/04	12/31/04	$0.2300	$0.0000	$0.0000	$0.2300
05/06/04	05/14/04	$0.0500	$0.0000	$0.0000	$0.0500
12/22/03	12/31/03	$0.0220	$0.0000	$0.0000	$0.0220
07/24/03	07/30/03	$0.0030	$0.0000	$0.0000	$0.0030

Distributions are historical, will fluctuate and are not guaranteed. Distributions do not include return of capital or other non-income sources.

*  Although this distribution was payable in January, it may have been taxable in the prior year.

SECTOR DIVERSIFICATION AS OF JUNE 30, 2014 (As a % of Equity Securities) (unaudited)

10 LARGEST EQUITY HOLDINGS AS OF JUNE 30, 2014 (37.3%, as a % of Net Assets) (unaudited)

1.	Airbus Group NV (Netherlands)	8.4%
2.	Deutsche Annington Immobilien (Germany)	3.6%
3.	OSRAM Licht Group (Germany)	3.4%
4.	GEA Group (Germany)	3.4%
5.	Symrise (Germany)	3.4%
6.	LEG Immobilien (Germany)	3.4%
7.	ProSiebenSat.1 Media (Germany)	3.4%
8.	RTL Group (Luxembourg)	3.0%
9.	Brenntag (Germany)	2.7%
10.	QIAGEN (Netherlands)	2.6%
Sector Diversification and 10 Largest Equity Holdings are subject to change and not indicative of future portfolio composition.

For more complete details about the Fund's Schedule of Investments, see page 8.

Following the Fund's fiscal first and third quarter-ends, a complete portfolio holdings listing is filed with the Securities and Exchange Commission ("SEC") on Form N-Q. This form is available on the SEC's web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings as of the month end is posted on deutschefunds.com on or after the last day of the following month. More frequent postings of portfolio holdings information may be made from time to time on deutschefunds.com.

INTERVIEW WITH PORTFOLIO MANAGER — PHILIPP SCHWENEKE

Question: What were the reasons behind increasing the weighting of real estate holdings in the portfolio?

Answer: A number of developments took place in the past half year that prompted us to increase the portfolio's exposure to real estate stocks. For starters, the protracted period of a low interest rate environment has been supportive for the real estate sector as investors continue hunting for yield investments. With further impetus from the European Central Bank's interest rate reduction on June 5th, rates have continued to come down, further increasing the attractiveness of the sector. Furthermore, the clarity provided following the introduction of a cap on allowable rent increases, a topic that was hotly debated in the press coming into this year, as well as a significant reduction in share overhang for specific stocks, eliminated two issues that had been weighing on the real estate sector. Add to that the relatively healthy and improving state of the German consumer, it makes for an attractive investment opportunity in our view.

Question: The consumer segment, and in particular the automobile sector, have been preferred holdings in the portfolio. Will this continue?

Answer: We continue to see a positive environment for the German consumer overall and expect that it will continue to be a focus within the portfolio. For the automobile industry specifically, while a solid quarter is still likely, we currently expect no major positive surprises and are more likely to reduce positions in the medium term. We feel that the positive momentum for this industry is coming to an end. With +4% growth, European sales slowed down from the first quarter (+7% year-over-year) with a rising base. Foreign exchange remains a burden for first-quarter results. Overall, we expect company earnings to be solid in the second quarter but expect no major share price catalyst.

Question: Industrial data out of Germany has started to deteriorate. How concerning is this?

Answer: After a good start in 2014, business expectations for the coming months have recently weakened somewhat but remain in positive territory. Key indicators, such as capacity utilization and backlog, worsened as compared to the beginning of the year, causing us to become more cautious on the industrials sector and to reduce the significant overweight that had been in place for some time. The average utilization of installed capacity stood about one percent below the level of the previous quarter and the percentage of firms with a lower production capacity increased. Backlog declined and visibility of orders fell from five months to four months. Reasons for this are mainly the job declines in the developing countries, reinforced by the political crisis in Eastern Europe. The economic data being reported has been very differentiated, however, with some companies complaining about a very slow order intake and lengthy customer decisions. For others, the high capacity utilization and growth financing is a challenge. The mood among German machine builders has cooled down and needs to be observed closely in coming months.

All in all, the tougher sanctions on Russia and the risk of further escalation of the conflict should burden business sentiment and investment activity. This would happen not only through German direct exports to Russia, a fairly low share of Germany's exports, but also through increased uncertainty spreading to other countries as well, as quoted by the German VDMA (association for industrial machine manufacturers in Germany) when they reduced their outlook for 2014 in July. During the first five months of 2014, German exports to Russia have already fallen by 15% year over year. The European Commission expects that sanctions in the EU could result in a decline of GDP by 0.3% this year, and accordingly could hit the German mid-cap universe due to its higher share of export-oriented industrials.

THE NEW GERMANY FUND, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2014 (unaudited)

Shares	Description	Value(a)
INVESTMENTS IN GERMANY – 83.9%
	COMMON STOCKS – 80.9%
	AUTO COMPONENTS – 2.2%
50,112	Leoni	$3,987,225
200,988	SAF-Holland	3,169,758
		7,156,983
	CHEMICALS – 7.4%
181,961	Evonik Industries	7,236,489
198,001	Symrise	10,786,967
48,174	Wacker Chemie	5,561,581
		23,585,037
	COMMERCIAL SERVICES & SUPPLIES – 1.9%
53,343	Bilfinger Berger	6,080,192
	CONSTRUCTION & ENGINEERING – 1.0%
36,871	Hochtief	3,190,613
	DIVERSIFIED TELECOMMUNICATION SERVICES – 1.1%
432,154	Telefonica Deutschland Holding	3,572,786
	ELECTRICAL EQUIPMENT – 5.6%
319,170	Nordex*	7,091,597
217,025	OSRAM Licht Group*	10,943,944
		18,035,541
	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 1.9%
23,220	Isra Vision	1,589,409
273,644	Jenoptik	4,459,835
		6,049,244
	FOOD & STAPLES RETAILING – 1.0%
71,461	Metro*	3,113,932
	HEALTH CARE EQUIPMENT & SERVICES – 0.7%
43,626	STRATEC Biomedical	2,251,296
	HEALTH CARE PROVIDERS & SERVICES – 2.4%
236,837	Rhoen Klinikum	7,820,424
	HOTELS, RESTAURANTS & LEISURE – 2.5%`
483,338	TUI	8,138,784
Shares	Description	Value(a)
	INDUSTRIAL CONGLOMERATES – 1.7%
77,790	Rheinmetall	$5,505,766
	INSURANCE – 3.2%
54,968	Hannover Rueck	4,952,281
151,053	Talanx	5,293,864
		10,246,145
	INTERNET SOFTWARE & SERVICES – 4.1%
170,694	United Internet	7,518,657
45,357	XING†	5,619,483
		13,138,140
	IT SERVICES – 2.8%
20,362	Bechtle	1,744,175
169,656	Wirecard	7,323,128
		9,067,303
	LIFE SCIENCES TOOLS & SERVICES – 1.0%
35,291	MorphoSys*	3,309,467
	MACHINERY – 9.6%
85,934	DMG MORI SEIKI	2,991,678
31,123	Duerr	2,760,959
228,716	GEA Group	10,827,420
55,597	Krones†	5,509,769
334,191	M.A.X Automation	1,830,030
30,408	NORMA Group	1,682,001
160,851	Stabilus*	5,222,382
		30,824,239
	MEDIA – 6.5%
59,721	Axel Springer	3,675,024
241,538	ProSiebenSat.1 Media†	10,758,203
458,177	Sky Deutschland*	4,220,100
95,204	Stroeer Media	2,104,898
		20,758,225
	METALS & MINING – 1.7%
50,077	Aurubis	2,557,460
67,554	Salzgitter	2,842,879
		5,400,339
	PHARMACEUTICALS – 1.4%
94,106	Stada Arzneimittel	4,481,390
	PROFESSIONAL SERVICES – 0.5%
21,818	Amadeus Fire	1,669,967

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2014 (unaudited) (continued)

Shares	Description	Value(a)
INVESTMENTS IN GERMANY – 83.9% (continued)
	REAL ESTATE MANAGEMENT & DEVELOPMENT – 7.0%
395,131	Deutsche Annington Immobilien	$11,624,679
160,072	LEG Immobilien	10,780,522
		22,405,201
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.8%
98,923	Dialog Semiconductor*	3,429,653
713,920	Kontron*	4,873,099
16,542	SMA Solar Technology*†	621,633
		8,924,385
	SOFTWARE – 0.8%
26,727	Nemetschek	2,579,909
	TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS – 1.2%
69,466	Wincor Nixdorf†	3,961,347
	TEXTILES, APPAREL & LUXURY GOODS – 1.5%
94,751	Gerry Weber International	4,632,091
	THRIFTS & MORTGAGE FINANCE – 2.1%
144,767	Aareal Bank	6,670,942
	TRADING COMPANIES & DISTRIBUTORS – 3.4%
48,624	Brenntag	8,686,896
141,159	Kloeckner*	2,127,646
		10,814,542
	WIRELESS TELECOMMUNICATION SERVICES – 1.9%
195,367	Freenet	6,213,036
	Total Common Stocks (cost $181,395,674)	259,597,266
	PREFERRED STOCKS – 3.0%
	CONSTRUCTION MATERIALS – 1.0%
15,056	Sto (cost $2,540,671)	3,185,532
Shares	Description	Value(a)
	HEALTH CARE EQUIPMENT & SUPPLIES – 1.0%
30,665	Draegerwerk† (cost $3,559,932)	$3,295,880
	SPECIALITY RETAIL – 1.0%
31,614	Hornbach Holding (cost $3,239,684)	3,245,102
	Total Preferred Stocks (cost $9,340,287)	9,726,514
	Total Investments in Germany (cost $190,735,961)	269,323,780
INVESTMENTS IN NETHERLANDS – 11.0%
	AEROSPACE & DEFENSE – 8.4%
402,240	Airbus Group NV	26,949,621
	LIFE SCIENCES TOOLS & SERVICES – 2.6%
347,319	QIAGEN*	8,415,991
	Total Investments in Netherlands (cost $15,461,423)	35,365,612
INVESTMENTS IN LUXEMBOURG – 3.0%
	MEDIA – 3.0%
87,354	RTL Group	9,715,299
	Total Investments in Luxembourg (cost $6,352,696)	9,715,299
INVESTMENTS IN SWITZERLAND – 1.0%
	CLOSED-END FUNDS – 1.0%
	HEALTH CARE – 1.0%
17,529	BB Biotech*†	3,112,437
	Total Investments in Switzerland (cost $3,413,542)	3,112,437
	Total Investments in Common and Preferred Stocks – 98.9% (cost $215,963,622)	317,517,128

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2014 (unaudited) (continued)

Shares	Description	Value(a)
SECURITIES LENDING COLLATERAL – 6.7%
21,507,038	Daily Assets Fund Institutional, 0.08% (cost $21,507,038)(b)(c)	$21,507,038
CASH EQUIVALENTS – 0.6%
2,081,552	Central Cash Management Fund, 0.06% (cost $2,081,552)(c)	2,081,552
	Total Investments – 106.2% (cost $239,552,212)**	341,105,718
	Other Assets and Liabilities, Net – (6.2%)	(20,003,757)
	NET ASSETS – 100.0%	$321,101,961
*  Non-income producing security.
**  The cost for federal income tax purposes was $240,340,701. At June 30, 2014, net unrealized appreciation for all securities based on tax cost was $100,765,017. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $102,422,426 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,657,409.
†  All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2014 amounted to $20,295,646, which is 6.3% of net assets.
(a)  Value stated in U.S. dollars.
(b)  Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(c)  Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in these securities.

The following is a summary of the inputs used as of June 30, 2014 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments(1)
Germany	$269,323,780	$—	$—	$269,323,780
Netherlands	35,365,612	—	—	35,365,612
Luxembourg	9,715,299	—	—	9,715,299
Switzerland	3,112,437	—	—	3,112,437
Short-Term Instruments(1)	23,588,590	—	—	23,588,590
Total	$341,105,718	$—	$—	$341,105,718

There have been no transfers between fair value measurement levels during the period ended June 30, 2014.

(1) See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2014 (unaudited)

ASSETS
Investments in non-affiliated securities, at value (cost $215,963,622) — including $20,295,646 of securities loaned	$317,517,128
Investment in Central Cash Management Fund (cost $2,081,552)	2,081,552
Investment in Daily Assets Fund Institutional (cost $21,507,038)*	21,507,038
Total Investments, at value (cost $239,552,212)	341,105,718
Receivable for investments sold	1,804,194
Dividends receivable	579,986
Foreign taxes recoverable	218,546
Interest receivable	71,203
Other assets	31,554
Total assets	343,811,201
LIABILITIES
Foreign currency overdraft	110,492
Payable upon return of securities loaned	21,507,038
Payable for fund shares repurchased	638,574
Investment advisory fee payable	180,578
Administration fee payable	54,531
Payable for Directors' fees and expenses	43,554
Accrued expenses and other liabilities	174,473
Total liabilities	22,709,240
NET ASSETS	$321,101,961
Net assets consist of:
Paid-in capital, $0.001 par (Authorized 80,000,000 shares)	$180,701,313
Undistributed net investment income	3,939,558
Accumulated net realized gain on investments and foreign currency	34,896,680
Net unrealized appreciation (depreciation) on:
Investments	101,553,506
Foreign currency	10,904
Net assets	$321,101,961
Net assets value per share ($321,101,961 ÷ 15,349,160 shares of common stock issued and outstanding)	$20.92

*Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

STATEMENT OF OPERATIONS (unaudited)

For the six months ended June 30, 2014
NET INVESTMENT INCOME
Income:
Dividends (net of foreign withholding taxes of $778,947)	$6,238,199
Interest	368
Income distributions — Central Cash Management Fund	185
Securities lending, including income from Daily Assets Fund Institutional, net of borrower rebates	237,199
Total investment income	6,475,951
Expenses:
Investment advisory fee	1,071,782
Administration fee	324,201
Custodian fee	73,437
Services to shareholders	11,161
Reports to shareholders	60,138
Directors' fees and expenses	83,809
Professional fees	118,307
NYSE listing fee	15,214
Insurance	11,327
Miscellaneous	18,520
Net expenses	1,787,896
Net investment income	4,688,055
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	35,747,266
Foreign currency	(643,400)
Net realized gain (loss)	35,103,866
Change in net unrealized appreciation (depreciation) on:
Investments	(31,159,286)
Foreign currency	12,897
Change in net unrealized appreciation (depreciation)	(31,146,389)
Net gain (loss)	3,957,477
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,645,532

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the six months ended June 30, 2014 (unaudited)	For the year ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$4,688,055	$3,444,387
Net realized gain	35,103,866	80,044,894
Change in net unrealized appreciation (depreciation)	(31,146,389)	44,079,491
Net increase in net assets resulting from operations	8,645,532	127,568,772
Distributions to shareholders from:
Net investment income	—	(4,896,711)
Net realized gain	(12,398,965)	(62,000,122)
Total distributions to shareholders	(12,398,965)	(66,896,833)
Capital share transactions:
Net proceeds from reinvestment of dividends (1,196,343 and 301,838 shares, respectively)	22,633,321	5,143,325
Shares tendered and accepted (0 and 801,417 shares, respectively)	—	(16,789,686)
Shares repurchased (776,179 and 662,759 hares, respectively)	(14,838,705)	(12,688,439)
Net increase in net assets from capital share transactions	7,794,616	24,334,800
Total increase in net assets	4,041,183	36,337,139
NET ASSETS
Beginning of period	317,060,778	280,723,639
End of period (including undistributed net investment income of $3,939,558 and distributions in excess of net investment income of $748,497, as of June 30, 2014 and December 31, 2013, respectively)	$321,101,961	$317,060,778

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the periods indicated:

	For the six months ended June 30,		For the years ended December 31,
	2014 (unaudited)		2013	2012	2011	2010		2009
Per share operating performance:
Net asset value:
Beginning of period	$21.24		$17.45	$13.86	$17.72	$14.48		$10.13
Net investment income(a)	.30		.22	.23	.24	.08		.17
Net realized and unrealized gains (loss) on investments and foreign currency	.22		7.98	3.92	(3.57)	3.21		4.27
Increase (decrease) from investment operations	.52		8.20	4.15	(3.33)	3.29		4.44
Distributions from net investment income	—		(.33)	(.63)	(.59)	(.12)		(.18)
Distributions from net realized gains	(.80)		(4.15)	—	—	—		—
Total distributions	(.80)		(4.48)	(.63)	(.59)	(.12)		(.18)
Accretion resulting from tender offer	—		.02	.02	—	—		—
Dilution in net asset value from dividend reinvestment	(.14)		(.04)	(.02)	—	(.01)		—
Increase resulting from share repurchases	.10		.09	.07	.06	.08		.09
Net asset value:
End of period	$20.92		$21.24	$17.45	$13.86	$17.72		$14.48
Market value:
End of period	$18.67		$19.93	$15.58	$12.24	$15.72		$11.99
Total investment return for the period:(b)
Based upon market value	(2.38	)%**	58.27%	30.58%	(18.89)%	32.21%		52.07%
Based upon net asset value	2.64	%**	50.59%	32.02%	(18.52)%	23.40	%(c)	45.22%
Ratio to average net assets:
Ratio of expenses	1.10	%*	1.11%	1.17%	1.09%	1.15%		1.19%
Ratio of net investment income	1.43	%***	1.04%	1.42%	1.40%	.53%		1.49%
Portfolio turnover	24	%**	67%	24%	18%	45%		42%
Net assets at end of period (000's omitted)	$321,102		$317,061	$280,724	$241,424	$319,865		$271,345

  (a)  Based on average shares outstanding during the period.
  (b)  Total investment return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in the market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
  (c)  Includes the effect of a gain realized on the sale of investments not meeting investment compliance policies of the Fund. Excluding this gain, total return would have been 0.52% lower.
  *  Annualized.
  **  Not Annualized.
  ***  Not Annualized. The ratio for the six months ended June 30, 2014 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

THE NEW GERMANY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2014 (unaudited)

NOTE 1. ACCOUNTING POLICIES

The New Germany Fund, Inc. (the "Fund") was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990. The Fund became a diversified fund on October 26, 2007.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: The Fund calculates its net asset value ("NAV") per share for publication at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies and closed-end investment companies are valued at their NAV each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and, with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund's Schedule of Investments.

Securities Transactions and Investment Income: Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) for investments.

Securities Lending: Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending

THE NEW GERMANY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2014 (unaudited) (continued)

Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.12% annualized effective rate as of June 30, 2014) on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of the six months ended June 30, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars ("USD").

Assets and liabilities denominated in foreign currency are translated into United States dollars at the 11:00 a.m. midpoint of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

At June 30, 2014, the exchange rate was EUR €1.00 to USD $1.37.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2013 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's

THE NEW GERMANY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2014 (unaudited) (continued)

federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, recognition of certain foreign-currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

The Fund is party to an Investment Advisory Agreement with Deutsche Asset & Wealth Management International GmbH ("DeAWMI"). The Fund also has an Administration Agreement with Deutsche Investment Management Americas Inc. ("DIMA"). DeAWMI and DIMA are affiliated companies.

Under the Investment Advisory Agreement with DeAWMI, DeAWMI directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. DeAWMI determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides DeAWMI with a fee, computed weekly and payable monthly, at the annual rate of 0.80% of the Fund's average weekly net assets up to and including $100 million, 0.60% of such assets in excess of $100 million and up to and including $500 million, and 0.55% of such assets in excess of $500 million.

Accordingly, for the six months ended June 30, 2014, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized effective rate of 0.66% of the Fund's average daily net assets.

Under the Administration Agreement with DIMA, DIMA provides all of the non-investment advisory services to the Fund. The Administration Agreement provides DIMA with a fee, computed weekly and payable monthly, of 0.20% of the Fund's average weekly net assets.

NOTE 3. TRANSACTIONS WITH AFFILIATES

DeAWM Service Company ("DSC"), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent and dividend-paying agent paying functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2014, the amount charged to the Fund by DSC aggregated $11,161, of which $1,799 is unpaid.

Deutsche Bank AG, the German parent of DIMA and DeAWMI, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures. For the six months ended June 30, 2014, Deutsche Bank did not receive brokerage commissions from the Fund.

Certain Officers of the Fund are also officers of DIMA or DeAWMI.

The Fund pays each Director not an "interested person" of DIMA or DeAWMI retainer fees plus specified amounts for attended board and committee meetings.

THE NEW GERMANY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2014 (unaudited) (continued)

The Fund may invest cash balances in Central Cash Management Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay DIMA an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2014, were $79,351,743 and $147,443,891, respectively.

NOTE 5. CAPITAL

During the six months ended June 30, 2014 and the year ended December 31, 2013, the Fund purchased 776,179 and 662,759 of its shares of common stock on the open market at a total cost of $14,838,705 and $12,688,439, ($19.12 and $19.14 average per share), respectively. The weighted average discount of these purchased shares comparing the purchased price to the NAV at the time of purchase was 9.83% and 10.24%, respectively.

During the year ended December 31, 2013, the Fund accepted 801,417 tendered shares of common stock at a total cost of $16,789,686 at a repurchase price of $20.95 per share, which was equal to 98% of the NAV per share on August 29, 2013.

During the six months ended June 30, 2014 and the year ended December 31, 2013, the Fund issued for dividend reinvestment 1,196,343 and 301,838 shares, respectively. The average discount of these issued shares, comparing the issue price to the NAV at the time of issuance was 9.16% and 11.16%, respectively.

NOTE 6. SHARE REPURCHASES AND TENDER OFFERS

On July 18, 2012, the Fund announced that the Board of Directors has approved the extension of the share repurchase program permitting the Fund to repurchase up to

900,000 shares during the period August 1, 2012 through July 31, 2013. The Fund repurchased 681,860 shares between August 1, 2012 and July 31, 2013. On July 26, 2013, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase 900,000 shares during the period from August 1, 2013 through July 31, 2014. On June 4, 2014, the Fund announced that the Board of Directors approved a 400,000 increase to the previously announced share repurchase authorization, resulting in a total authorization of 1,300,000 shares for repurchase during the period from August 1, 2013 through July 31, 2014. The Fund repurchased 1,074,098 shares between August 1, 2013 and June 30, 2014. On July 28, 2014, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 1,550,000 shares during the period from August 1, 2014 through July 31, 2015.

Repurchases will be made from time to time when they are believed to be in the best interest of the Fund. There can be no assurance that the Fund's repurchases or Discount Management Program will reduce the spread between the market price of the Fund's shares and its NAV per share.

Monthly updates concerning the Fund's repurchase program are available on its web site at deutschefunds.com.

On January 31, 2012, the Fund announced that the Board of Directors approved a new Discount Management Program (the "New Program") on the same terms as the Fund's then current program. Pursuant to the New Program, the Fund's Board of Directors approved a series of up to four consecutive semi-annual tender offers each for up to 5% of the Fund's outstanding shares of common stock at a price equal to 98% of NAV per share. The Fund will conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during the applicable twelve-week measurement period.

During the first measurement period that commenced on September 10, 2012 and expired on November 30, 2012, the Fund's shares traded at an average discount to NAV of less

THE NEW GERMANY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2014 (unaudited) (continued)

than 10%. Therefore the Fund was not required to conduct a tender offer.

During the second measurement period that commenced on March 25, 2013 and expired on June 14, 2013, the Fund's shares traded at an average discount to NAV of 10.77%. Therefore, the Fund was required to conduct a tender offer which commenced on July 31, 2013 and expired on August 28, 2013. The Fund accepted 801,417 tendered shares at a price equal to 98% of the NAV per share as of the close of the regular trading session of the New York Stock Exchange on August 29, 2013. Approximately 9,921,048 shares of common stock, or approximately 62% of the Fund's common shares outstanding, were tendered through the expiration date. Because the offer was oversubscribed, not all of the tendered shares were accepted for payment by the Fund. Under the final pro-ration calculation, approximately 8% of the tendered shares were accepted for payment. The shares accepted for payment received cash at a repurchase price of $20.95 per share, which was equal to 98% of the NAV per share on August 29, 2013.

During the third measurement period that commenced on September 16, 2013 and expired on December 6, 2013 and the fourth measurement period that commenced on April 7, 2014 and expired on June 27, 2014, the Fund's shares traded at an average discount to NAV of less than 10%. Therefore, the Fund was not required to conduct a tender offer.

Also on July 28, 2014, the Fund announced that the Board of Directors adopted a new Discount Management Program whereby the Fund will initiate one contingent tender offer during the period from August 1, 2014 through July 31, 2015 for 5% of the Fund's shares outstanding at 98% of NAV. The terms of the Discount Management Program require the Fund to conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during a fifteen-week measurement period that has been determined by the Board of Directors. A press release will be issued after the end of the Fund's measurement period detailing the measurement period dates and results.

NOTE 7. CONCENTRATION OF OWNERSHIP

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At June 30, 2014, there were four shareholders that held approximately 22%, 11%, 7% and 5%, respectively, of the outstanding shares of the Fund.

NOTE 8. VOLUNTARY CASH PURCHASE AND DIVIDEND REINVESTMENT PLAN

At a meeting in May, the Board of Directors approved the appointment of DST Systems, Inc. as plan agent under the Fund's Voluntary Cash Purchase and Dividend Reinvestment Plan. On the effective date (currently expected to be in the fourth quarter of 2014), DST Systems, Inc. will replace Computershare Inc. as Plan Agent.

THE NEW GERMANY FUND, INC.

REPORT OF ANNUAL MEETING OF STOCKHOLDERS (unaudited)

The Annual Meeting of Stockholders (the "Meeting") of The New Germany Fund, Inc. was held on June 19, 2014. At the close of business on May 12, 2014, the record date for the determination of stockholders entitled to vote at the Meeting, there were issued and outstanding 15,488,624 shares of the Fund's common stock, each share being entitled to one vote, constituting all of the Fund's outstanding voting securities. At the Meeting, the holders of 13,101,047 shares of the Fund's common stock were represented in person or by proxy, constituting a quorum. At the Meeting, the following matters were voted upon by the stockholders. The resulting votes are presented below:

1. To elect three (3) Class II Directors, each to serve for a term of three years and until his successor is elected and qualifies.

	Number of Votes
	For	Withheld
Dr. Wilhelm Bender	12,063,158	1,037,889
Mr. Richard Karl Goeltz	11,988,297	1,112,750
Mr. Joachim Wagner	12,660,408	440,639

2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent public accounting firm, as independent auditors for the fiscal year ending December 31, 2014.

Number of Votes
For	Against	Abstain
12,431,536	405,708	263,799

PROXY VOTING (unaudited)

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our web site — deutschefunds.com or on the SEC's web site — sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 349-4281.

EXECUTIVE OFFICES
345 Park Avenue, New York, NY 10154

ADMINISTRATOR
Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER
Deutsche Asset & Wealth Management International GmbH

CUSTODIAN
Brown Brothers Harriman & Co.

TRANSFER AGENT
DeAWM Service Company

LEGAL COUNSEL
Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS
CHRISTIAN H. STRENGER
Chairman and Director

DR. WILHELM BENDER
Director

DETLEF BIERBAUM
Director

RICHARD R. BURT
Director

RICHARD KARL GOELTZ
Director

DR. FRANZ WILHELM HOPP
Director

DR. FRIEDBERT MALT
Director

ROBERT H. WADSWORTH
Director

JOACHIM WAGNER
Director

BRIAN BINDER
President and Chief Executive Officer

PAUL H. SCHUBERT
Chief Financial Officer and Treasurer

MELINDA MORROW
Vice President

CAROLINE PEARSON
Chief Legal Officer

DONNA WHITE*
Chief Compliance Officer

WAYNE SALIT**
Anti-Money Laundering Compliance Officer

JOHN MILLETTE
Secretary

HEPSEN UZCAN
Assistant Secretary

*  Effective May 2, 2014, Donna White replaced Alexis Kuchinsky as Chief Compliance Officer.

**  Effective June 16, 2014, Wayne Salit replaced John Caruso as Anti-Money Laundering Compliance Officer.

R- 028304-3
VOLUNTARY CASH PURCHASE PROGRAM

AND DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DeAWM Service Company

210 W 10th Street 6th Floor

Attn: Closed-End Fund Area

Kansas City, MO 64105

Tel.: 1-800-349-4281 (in the U.S.) or

00-800-2287-2750 (outside of the U.S.)

This report is available to the shareholders of The New Germany Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders and the interview with the portfolio management team in this report are derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the Midcap Market Performance Indices should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC - insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.

For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-349-4281 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.).

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 through January 31	73,811	$19.43	73,811	528,270
February 1 through February 28	110,940	$19.28	110,940	417,330
March 1 through March 31	112,822	$19.58	112,822	304,508
April 1 through April 30	121,182	$19.11	121,182	183,326
May 1 through May 31	143,318	$18.68	143,318	40,008
June 1 through June 30	214,106	$18.98	214,106	225,902
Total	776,179	$19.12	776,179

On January 31, 2012, the Fund announced that its Board of Directors approved a new series of up to four consecutive, semi-annual tender offers each up to 5% of the Fund's outstanding shares at a price equal to 98% of net asset value. The Fund will conduct a tender offer if its shares trade at an average discount to net asset value of more than 10% during the applicable twelve-week measurement period. On July 18, 2012, the Fund announced the first measurement period under this plan will commence on September 10, 2012 and will expire on November 30, 2012. During this measurement period, the Fund's shares traded at an average discount to NAV of less than 10%. Therefore, the Fund was not required to conduct a tender offer. On January 28, 2013, pursuant to the Discount Management Program, the Fund announced that the next measurement period will commence on March 25, 2013 and expire on June 14, 2013. During this measurement period, the Fund's shares traded at a average discount of 10.77%. Therefore the Fund conducted a tender offer which commenced on July 31, 2013 and expired on August 28, 2013. The Fund accepted 801,417 tendered shares (which represents 5% of the Fund's outstanding common stock) at a price equal to 98% of the NAV per share as of the close of the regular trading session of the New York Stock exchange on August 29. 2013. On July 26, 2013, the Fund announced that the next measurement period will commence on September 16, 2013 and will expire on December 6, 2013. During this measurement period, the Fund's shares traded at a discount to NAV of less than 10%. Therefore the Fund was not required to conduct a tender. On January 24, 2014, the Fund announced that the next measurement period will commence on April 7, 2014 and expire on June 27, 2014. During this measurement period, the Fund's shares traded at a discount to NAV of less than 10%. Therefore the Fund was not required to conduct a tender.

On July 26, 2013, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 900,000 shares during the period from August 1, 2013 through July 31, 2014. On June 4, 2014, the Fund announced that the Board of Directors approved a 400,000 increase to the previously announced share repurchase authorization, resulting in a total authorization of 1,300,000 shares for repurchase during the period from August 1, 2013 through July 31, 2014. The Fund repurchased 1,074,098 shares between August 1, 2013 and June 30, 2014.

On July 28, 2014, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 1,550,000 shares during the period from August 1, 2014 through July 31, 2015.

In addition, on July 28, 2014 the Fund announced that its Board adopted a new Discount Management Program whereby the Fund will initiate one contingent tender offer during the period from August 1, 2014 through July 31, 2015 for 5% of the Fund’s shares outstanding at 98% of net asset value (“NAV”). The terms of the Discount Management Program require the Fund to conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during a fifteen-week measurement period that has been determined by the Fund’s Board of Directors.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board.  The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws.  Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The New Germany Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	August 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	August 26, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 26, 2014